购 销 合 同

供方：三明华健生物工程有限公司

需方：杭州雪域生物技术有限公司

供需双方本着平等互利、协商一致的原则，签订本合同，经双方签字盖章后，即发生法律效力，双方必须严格履行。

第一条　产品名称、种类、规格、单位、数量

产品名称	规格	单位	年预计销售量
茄尼醇	75%	kg	800
茄尼醇	90%	kg	7000

第二条　商品质量标准

75%茄尼醇和90%茄尼醇含量均以HPLC方法检测，75%茄尼醇含量偏差不得大于5个百分点，75%茄尼醇含量偏差不得大于3个百分点。

第三条　验收方法

产品数量需方当面验收清点，产品若有质量问题，甲方应在15天内提出异议，超出期限，则产品质量问题乙方不负责。

第四条　包装方式及包装品处理

75%茄尼醇和90%茄尼醇均以纸桶或纸箱包装，内包装用密封塑料袋。包装费由供方提供。

第五条　交货方式

产品交货方法及费用负担：运到需方指定地点，运输由供方代办，费用由需方承担。

第六条　付款日期及结算方法

需方收到货后，30 天内向供方支付货款。

第七条　违约责任

1. 需方延付货款或付款后供方无货。使对方造成损失，应偿付对方此批货款总价 5% 的违约金。

2. 供方如延期交货或交货不足数量者，供方应偿付需方此批货款总值 5% 的违约金。需方如不按交货期限收货或拒收合格商品，亦应按偿付供方此批货款总值 20% 的违约金。任意一方如提出增减合同数量，变动交货时间，应提前通知对方，征得同意，否则应承担经济责任。

3. 供方所发货品有不合规格、质量或霉烂等情况，需方有权拒绝付款，但须先行办理收货手续，并代为保管和立即通知供方，因此所发生的一切费用损失，由供方负责，如经供方要求代为处理，并须负责迅速处理，以免造成更大损失，其处理方法由双方协商决定。

4. 约定的违约金，视为违约的损失赔偿。双方没有约定违约金或者预先赔偿额的计算方法的，损失赔偿额应当相当于违约所造成的损失，包括合同履行后可以获得的利益，但不得超过违反合同一方订立合同时应当预见到的因违反合同可能造成的损失。

第八条　当事人一方因不可抗力不能履行合同时，应当及时通知对方，并在合理期限内提供有关机构出具的证明，可以全部或部分免除该方当事人的责任。

第九条　本合同在执行中发生纠纷，签订合同双方不能协商解决时，可向人民法院提

出诉讼或申请当地仲裁机构仲裁的解决。

第十条　合同执行期间，如因故不能履行或需要修改，必须经双方同意，并互相换文或另订合同，方为有效。

第十一条　合同期限：从签订之日起至2008年12月31日终止。

第十二条　本合同及附件一式两份，供需双方各执正本一份。

供方：三明华健生物工程有限公司
代表人签字（盖章）：
开户银行：中国农业银行三明市三元支行

银行帐号：13-830101040006233
地址：福建省三明市三元区吉口工业开发区
日期：2008年2月26日

需方：杭州雪域生物技术有限公司
代表人签字（盖章）：
开户银行：萧山农村合作银行所前支行江南分理处
银行帐号：1101020701201000122171
地址：萧山区所前镇东复村
日期：2008年2月26日